UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2005

                                  KNOBIAS, INC.
             (Exact name of registrant as specified in its charter)


                          Delaware 000-33315 13-3968990
--------------------------------------------------------------------------------
      (State or other jurisdiction (Commission File Number) (IRS Employer of incorporation) Identification No.)


                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (601) 978-3399


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01 Entry into a Material Definitive Agreement.

     On June 2, 2005, Knobias, Inc. ("the Company") commenced a financing with Bushido Capital Master Fund, LP ("Bushido"). The Company sold to Bushido Convertible Promissory Notes (the "Notes") which bear interest at 8% per annum and are convertible into subsequent convertible instruments or shares of common stock pursuant to the terms and conditions of the Company's anticipated issuance of privately placed securities, provided that such private placement issuance is presented to Bushido on or before the maturity date of the Notes. The financing is continuous and ongoing, on a bi-monthly basis, until the Company completes its anticipated issuance of privately placed securities. To date, the Company has sold $1,065,000 of the Notes, as follows:

         Issuance Date              Maturity Date             Principal Amount
         June 2, 2005               June 2, 2006              $250,000
         August 9, 2005             August 9, 2006            $50,000
         August 25, 2005            August 25, 2006           $50,000
         September 7, 2005          September 7, 2006         $50,000
         September 21, 2005         September 21, 2006        $50,000
         October 19, 2005           October 19, 2006          $50,000
         November 3, 2005           November 3, 2006          $50,000
         November 17, 2005          November 17, 2006         $60,000
         December 1, 2005           December 1, 2006          $75,000
         December 15, 2005          December 15, 2006         $55,000
         December 28, 2005          December 28, 2006         $35,000
         January 10, 2006           January 10, 2007          $55,000
         January 25, 2006           January 25, 2007          $55,000
         February 8, 2006           February 8, 2007          $65,000
         February 23, 2006          February 23, 2007         $50,000
         March 9, 2006              March 9, 2007             $65,000

     The Company may, without premium or penalty, prepay the principal, and all accrued interest, at any time prior to the date of maturity. The full principal amount of the Notes, plus interest, is due upon a default under the terms of the Notes.

Item 2.03 Creation of a Direct Financial Obligation.

     See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

     See Item 1.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 24, 2006, the Board of Directors of the Company appointed Susan
R. Walker, CPA, CVA as Chief Financial Officer of the Company. Mrs. Walker graduated from the University of Southern Mississippi in May 1990 with a Bachelor of Science degree in Accounting and obtained her license as a Certified Public Accountant in the same year. She worked with Arthur Andersen, LP in the Jackson, Mississippi office from 1990 to 1994 and with a local firm from 1994 to 1998. In 1998, she began her own public accounting firm providing bookkeeping, taxation and litigation support services. She has worked with the company since December 2001 in a part-time accounting position. Mrs. Walker is not a party to any employment agreement with the Company, and there is no family relationship between or among Mrs. Walker and any director or executive officer of the Company.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits.

Exhibit Number         Description
------------------     --------------------------------------------------------
4.1                    Form of 8% Convertible Promissory Note*

* Filed as an exhibit to the current report on Form 8-K filed with the Commission on March 1, 2006, and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KNOBIAS, INC.


Date: March 13, 2006                         /s/ E. KEY RAMSEY
                                                 E. Key Ramsey
                                                 President